Exhibit 10.2

Execution Version

AMENDMENT NO. 2 TO LETTER AGREEMENT

THIS AMENDMENT NO. 2 TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of October 26, 2023, and shall be effective as of the closing of the transactions contemplated by the BCA (as defined below) (the “Closing”), by and among (i) Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (the “Company”), (ii) Worldwide Webb Acquisition Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) the other undersigned persons (each such other undersigned person, an “Insider” and collectively, the “Insiders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Letter Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Sponsor and each of the Insiders are parties to that certain Letter Agreement, dated as of October 19, 2021, as amended by that certain Amendment to Letter Agreement, dated as of April 10, 2023 (as so amended, the “Letter Agreement”), pursuant to which, the Sponsor and the Insiders each agreed, severally but not jointly, with the Company, among other matters, to certain transfer restrictions with respect to any Founder Shares, Private Placement Warrants or Ordinary Shares issued or issuable upon conversion of the Founder Shares of Private Placement Warrants;

WHEREAS, on March 11, 2023, the Company entered into that certain Business Combination Agreement with Aark Singapore Pte. Ltd, a Singapore private company limited by shares, and certain other entities (as amended prior to the date hereof and as may be further amended, the “BCA”);

WHEREAS, the parties hereto desire to amend the Letter Agreement as provided herein; and

WHEREAS, pursuant to Section 12 of the Letter Agreement, the Letter Agreement can be amended with the written consent of (i) each Insider that is the subject of any such change, amendment, modification or waiver and (ii) the Sponsor.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to the Letter Agreement. The parties hereby agree to amend Section 7(a) of the Letter Agreement by deleting Section 7(a) in its entirety and replacing it with the following:

“The Sponsor and each Insider agrees that it, he or she shall not Transfer (as defined below) any Subject Founder Shares (as defined below) (or Ordinary Shares issuable upon conversion of such Subject Founder Shares) until the earlier of (A) 150 days after the completion of the Company’s initial Business Combination and (B) subsequent to the Business Combination, the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Founder Shares Lock-up Period”). For purposes of this Section 7(a), “Subject Founder Shares”, with respect to the Sponsor or any Insider, shall mean 80% of the Founder Shares held by the Sponsor or such Insider, as applicable.”

2.

Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3.

Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the “Letter Agreement” in the Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Letter Agreement.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment No. 2 to Letter Agreement as of the date first above written.

SPONSOR:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC
A Cayman Islands limited liability company

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Managing Member

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Daniel S. Webb
Name: Daniel S. Webb

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Tony M. Pearce
Name: Tony M. Pearce

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Terry V. Pearce
Name: Terry V. Pearce

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Lynne M. Laube
Name: Lynne M. Laube

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Tanner Ainge
Name: Tanner Ainge

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Dave Crowder
Name: Dave Crowder

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Davis Smith
Name: Davis Smith

Signature Page to Amendment No. 2 to Letter Agreement

Acknowledged and Agreed:

WORLDWIDE WEBB ACQUISITION CORP. A Cayman Islands exempted company

By:	/s/ Daniel S. Webb
Name: Daniel S. Webb
Title: Chief Executive Officer Chief Financial Officer and Director

Signature Page to Amendment No. 2 to Letter Agreement